Exhibit 10.4
AMENDMENT NO. 3 TO CREDIT AGREEMENT
     This Amendment No. 3 to Credit Agreement dated as of December 3, 2009 (this “Amendment”), is made by and among GRAPHIC PACKAGING INTERNATIONAL, INC., a Delaware corporation (the “Borrower”), GRAPHIC PACKAGING CORPORATION, a Delaware corporation (“Holding”), BANK OF AMERICA, N.A., a national banking association organized and existing under the laws of the United States (“Bank of America”), in its capacity as administrative agent for the Lenders (as defined in the Credit Agreement (as defined below)) (in such capacity, the “Administrative Agent”), each of the Lenders signatory hereto, and each of the Subsidiary Guarantors (as defined in the Credit Agreement) signatory hereto. The Lenders signatory hereto comprise “Required Lenders”.
WITNESSETH:
     WHEREAS, the Borrower, the Administrative Agent, and the Lenders have entered into that certain Credit Agreement dated as of May 16, 2007 (as amended by the Amendment No. 1 to Credit Agreement dated as of March 10, 2008 and the Amendment No. 2 to Credit Agreement dated as of March 10, 2008, the “Credit Agreement”; capitalized terms used in this Amendment not otherwise defined herein shall have the respective meanings given thereto in the Credit Agreement), pursuant to which the Lenders have made available to the Borrower a term loan facility and a revolving credit facility, including a letter of credit facility; and
     WHEREAS, Holding, the Borrower and each of the Subsidiary Guarantors have entered into that certain Guarantee and Collateral Agreement dated as of May 16, 2007 (as from time to time amended, modified, supplemented, restated, or amended and restated, the “Guarantee and Collateral Agreement”) (i) pursuant to which Holding and each Subsidiary Guarantor has guaranteed the payment and performance of the obligations of the Borrower under the Credit Agreement and the other Loan Documents, and (ii) which secures the Obligations of the Loan Parties under the Credit Agreement and other Loan Documents; and
     WHEREAS, the Borrower has advised the Administrative Agent and the Lenders that the Borrower desires to amend certain provisions of the Credit Agreement, all as set forth herein, and the Administrative Agent and the Lenders signatory hereto are willing to effect such amendments on the terms and conditions contained in this Amendment;
     NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
1.	Amendments to Credit Agreement. Subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended as follows:
(a)	The following definitions are inserted in Section 1.1 in the appropriate alphabetical positions therein:

     “Additional Bond Prepayment Basket”: as of any date, the sum of (i) $37,500,000 plus (ii) 75.0% of any Qualifying Term Loan Prepayments made after the Amendment No. 3 Effective Date (excluding the Initial Term Loan Prepayment).
     “Amendment No. 3”: that certain Amendment No. 3 to Credit Agreement dated as of December 3, 2009, among the Borrower, Holding, the Administrative Agent and the Lenders party thereto.
     “Amendment No. 3 Effective Date”: the date upon which all of the conditions to the effectiveness set forth in Section 2 of Amendment No. 3 have been satisfied.
     “Available Liquidity”: as of any date, the sum of (a) Unencumbered Cash and Cash Equivalents, plus (b) the amount by which the Aggregate Revolving Credit Commitments (other than any Revolving Credit Commitments of any Defaulting Lenders) in effect on such date exceeds the Total Revolving Credit Outstandings; provided, that, in the event that the Borrower cannot satisfy any condition precedent to the making of a Revolving Credit Loan pursuant to Section 6.2, the Aggregate Revolving Credit Commitments shall be deemed to be zero for the purpose of this calculation.
     “Existing Combined Dividend and Bond Prepayment Basket”: as of any date, the sum of (i) $20,000,000 plus (ii) 10.0% of Consolidated Net Income for the period commencing March 31, 2007 through and including the Adjustment Date ending immediately prior to such date (if such number is positive). As of the Amendment No. 3 Effective Date, the Existing Combined Dividend and Bond Prepayment Basket is $20,000,000.
     “Initial Term Loan Prepayment”: a prepayment of Term Loans (allocated on a pro rata basis between the Term B Loans and the 2008 Incremental Term Loans) of at least $150,000,000 pursuant to Section 4.2(a) of the Credit Agreement and occurring on the Amendment No. 3 Effective Date. Such prepayments shall be applied on a pro rata basis to the remaining installments of principal of the Term B Loans and the 2008 Incremental Term Loans. Such prepayment shall not be made with the proceeds of any Loans.
     “Qualifying Term Loan Prepayment”: any voluntary prepayment by the Borrower of Term Loans made from time to time after the Amendment No. 3 Effective Date pursuant to Section 4.2(a) of the Credit Agreement that is allocated on a pro rata basis between the Term B Loans and the 2008 Incremental Term Loans and applied on a pro rata basis to the remaining installments of principal of the Term B Loans and the 2008 Incremental Term Loans; provided, that no such prepayment shall be made with the proceeds of any Loans.

     “Unencumbered Cash and Cash Equivalents”: as of any date, cash and Cash Equivalents of the Loan Parties, in each case to the extent not subject to any Lien (other than any Lien of a type permitted by clause (a) or (l) of Section 8.3 or any banker’s lien, rights of setoff or similar rights as to any deposit account or securities account or other funds maintained with depository institutions or securities intermediaries except to the extent required to be waived pursuant to any Security Document).
     “Unused Additional Bond Prepayment Basket”: as of any date, the remainder of (a) the Additional Bond Prepayment Basket, minus (b) the aggregate amount of Bond Prepayments made on or before such date from the Additional Bond Prepayment Basket pursuant to clause (ii) of the second proviso to subsection 8.13(a). With respect to any proposed Bond Prepayment, the amount of the Unused Additional Bond Prepayment Basket shall be determined immediately prior to such proposed Bond Prepayment. As of the Amendment No. 3 Effective Date, the Unused Additional Bond Prepayment Basket is $37,500,000.
     “Unused Existing Combined Dividend and Bond Prepayment Basket”: as of any date, the remainder of (a) the Existing Combined Dividend and Bond Prepayment Basket, minus (b) the aggregate amount of Restricted Payments made pursuant to clause (f) of Section 8.7 since the Closing Date minus (c) the aggregate amount of Bond Prepayments from the Existing Combined Dividend and Bond Prepayment Basket made on or before such date pursuant to clause (i) of the second proviso to subsection 8.13(a) since the Closing Date. With respect to any proposed Restricted Payment or Bond Prepayment, the amount of the Unused Existing Combined Dividend and Bond Prepayment Basket shall be determined immediately prior to such proposed Restricted Payment or Bond Prepayment, as the case may be. As of the Amendment No. 3 Effective Date, the Unused Existing Combined Dividend and Bond Prepayment Basket is $0.
     “2009 Senior Notes”: the 9.50% Senior Notes due 2017 in an aggregate principal amount of $425,000,000 issued by the Borrower, as the same may be amended, supplemented, waived or otherwise modified from time to time in accordance with subsection 8.13 to the extent applicable.
     “2009 Senior Note Indenture”: the indenture dated as of June 16, 2009 between the Borrower and U.S. Bank National Association, as trustee, as the same may be amended, supplemented, waived or otherwise modified from time to time in accordance with subsection 8.13 to the extent applicable.
(b)	The existing definitions of “Existing Note Indentures” and “Existing Notes” in Section 1.1 are deleted in their entirety and the following definitions are inserted in lieu thereof:
     “Existing Note Indentures”: the collective reference to the following: (a) the 2009 Senior Note Indenture and (b) the 2003 Senior

Subordinated Note Indenture and, in each case, any refinancing, replacement, or substitution thereof, in whole or in part in accordance with subsection 8.2(c) or 8.13.
     “Existing Notes”: the collective reference to the following: (a) the 2009 Senior Notes and (b) the 2003 Senior Subordinated Notes and, in each case, any refinancing, replacement, or substitution thereof, in whole or in part in accordance with subsection 8.2(c) or 8.13.
(c)	Clause (d) of the definition of “Change of Control” in Section 1.1 is deleted in its entirety the following is inserted in lieu thereof:
     (d) a “Change of Control” as defined in either of the Existing Indentures under which any Existing Notes are then outstanding; as used in this paragraph “Voting Stock” shall mean shares of Capital Stock entitled to vote generally in the election of directors.
(d)	Clause (f) of Section 8.7 is amended so that, as amended, such clause shall read as follows:
(f) the Borrower may make Restricted Payments from time to time in an aggregate amount not to exceed the Unused Existing Combined Dividend and Bond Prepayment Basket; provided that, on the date of such Restricted Payment, Holding is in Pro Forma Compliance and no Default or Event of Default exists.
(e)	Section 8.13(a) is amended so that, as amended, such Section shall read as follows:
8.13. Limitation on Optional Payments and Modifications of Debt Instruments and Other Documents. (a) Make any optional payment or prepayment on or repurchase or redemption of any Existing Notes (other than as provided in the definition thereof) (any such payment, prepayment, repurchase or redemption, a “Bond Prepayment”), including, without limitation, any payments on account of, or for a sinking or other analogous fund for, the repurchase, redemption, defeasance or other acquisition thereof, except mandatory payments of principal, interest, fees and expenses required by the terms of the Existing Notes or the Existing Note Indentures (and, in the case of the 2003 Senior Subordinated Note Indenture, only to the extent permitted under the subordination provisions contained in Article XIV thereof), provided that the Existing Notes may be paid, repurchased, redeemed or otherwise acquired (x) in a change of control offer or tender offer made in accordance with the Existing Note Indentures, subject to compliance with subsection 8.13(b), or (y) with the proceeds of Indebtedness permitted by subsection 8.2(c) or 8.2(d); and provided, further, that, so long as no Default or Event of Default exists, the Borrower may make (i) Bond Prepayments as to the Existing Notes not to exceed the Unused Existing Combined Dividend and Bond Prepayment Basket, and (ii) so long as (A) the Initial Term Loan Prepayment has been made prior to the making of such Bond Prepayment and (B) there is Available Liquidity of at least $250,000,000 immediately before and after making such Bond Prepayment, Bond Prepayments as to the 2003 Senior Subordinated Notes not to exceed the Unused Additional Bond Prepayment Basket. The Borrower will calculate and report the Unused Existing Combined Dividend and Bond Prepayment Basket and Unused Additional Bond Prepayment Basket to the Administrative Agent after the Amendment 3 Effectiveness Date at least quarterly as part of the calculations required to be included in the certificate delivered pursuant to clause (b) of Section 7.2.
     2. Effectiveness; Conditions Precedent. This Amendment and the amendments to the Credit Agreement herein provided shall become effective upon satisfaction of the following conditions precedent:
     (a) Documents. The Administrative Agent shall have received counterparts of this Amendment, duly executed by Holding, the Borrower, the Administrative Agent, each Subsidiary Guarantor and the Required Lenders.
     (b) Prepayment of Term Loans. The Borrower shall have made the Initial Term Loan Prepayment (as defined in Section 1(a) above).
     (c) Amendment Fees. The Borrower shall have paid to each Lender that signs this Amendment (where the delivery of such signature is without condition or restriction other than delivery in escrow pending effectiveness of this Amendment) on or before the earlier to occur of (i) December 2, 2009 and (ii) the Amendment No. 3 Effective Date (as defined in Section 1(a) above) a fee in an amount equal to 0.05% times the sum of (i) such Lender’s Revolving Credit Commitment on the Amendment No. 3 Effective Date, plus (ii) the Outstanding Amount of such Lender’s Term Loans on the Amendment No. 3 Effective Date (without giving effect to the Initial Term Loan Prepayment), which fee shall be fully earned and due on the Amendment No. 3 Effective Date and shall be nonrefundable.
     (d) Fees and Expenses. The Borrower shall have paid all of the fees and expenses payable on the Amendment No. 3 Effective Date as mutually agreed among the Borrower, Bank of America and BAS, including, without limitation, unless waived by the Administrative Agent, the reasonable fees and expenses of counsel to the Administrative Agent to the extent invoiced on before such date (without prejudice to final settling of accounts for such fees and expenses).
     3. Consent of the Guarantors. Each Guarantor hereby consents, acknowledges and agrees to the amendments set forth herein and hereby confirms and ratifies in all respects the Guarantee and Collateral Agreement (including without limitation the continuation of such Guarantor’s payment and performance obligations thereunder upon and after the effectiveness of this Amendment and the amendments contemplated hereby) and the enforceability of the Guarantee and Collateral Agreement against such Guarantor in accordance with its terms.
     4. Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Amendment, each Loan Party represents and warrants to the Administrative Agent and the Lenders as follows:
     (a) The representations and warranties made by each Loan Party in Subsection 5 of the Credit Agreement and in each of the other Loan Documents to which such Loan Party is a party or which are contained in any certificate furnished by or on behalf of such Loan Party pursuant to any of the Loan Documents to which it is a party are true and correct in all material respects on and as of the date hereof, with the same effect as if made on the date hereof, except for representations and warranties expressly stated to relate to an earlier date in which case such representations and warranties are true and correct in all material respects as of such earlier date.
     (b) The Persons appearing as Subsidiary Guarantors on the signature pages to this Amendment constitute all Persons who are required to be Subsidiary Guarantors pursuant to the terms of the Credit Agreement and the other Loan Documents, including without limitation all Persons who became Subsidiaries or were otherwise required to become Subsidiary Guarantors after the Closing Date, and each of such Persons has become and remains a party to the Guarantee and Collateral Agreement as a “Guarantor”.
     (c) This Amendment has been duly authorized, executed and delivered by Holding, the Borrower and the Subsidiary Guarantors party hereto and constitutes a legal, valid and binding obligation of such parties, except as may be limited by general principles of equity or by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally.
     (d) No Default or Event of Default has occurred and is continuing.
     5. Entire Agreement. This Amendment, together with all the Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof. None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Subsection 11.1 of the Credit Agreement.
     6. Full Force and Effect of Agreement. Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to their respective terms.
     7. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or electronic delivery (including by .pdf) shall be effective as delivery of a manually executed counterpart of this Amendment.
     8. Governing Law. This Amendment shall in all respects be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts executed and to be performed entirely within such State, and shall be further subject to the provisions of Subsection 11.15 of the Credit Agreement.
     9. Enforceability. Should any one or more of the provisions of this Amendment be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.
     10. References. All references in any of the Loan Documents to the “Credit Agreement” shall mean the Credit Agreement, as amended hereby and as further amended, supplemented or otherwise modified from time to time, and all references in the Credit Agreement to the “Loan Documents” shall include this Amendment (including, without limitation, the provisions of Section 12 hereof).
     11. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the Borrower, Holding, the Administrative Agent, each of the Subsidiary Guarantors and the Lenders, and their respective successors, legal representatives, and assignees to the extent such assignees are permitted assignees as provided in Subsection 11.6 of the Credit Agreement.
[Remainder of page is intentionally left blank; signature pages follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

BORROWER: GRAPHIC PACKAGING INTERNATIONAL, INC., as Borrower
By:	/s/ Daniel J. Blount
	Name:	Daniel J. Blount
	Title:	Senior Vice President and Chief Financial Officer

HOLDING: GRAPHIC PACKAGING CORPORATION, as Holding
By:	/s/ Daniel J. Blount
	Name:	Daniel J. Blount
	Title:	Senior Vice President and Chief Financial Officer

SUBSIDIARY GUARANTORS: SLEVIN SOUTH COMPANY
By:	/s/ Daniel J. Blount
	Name:	Daniel J. Blount
	Title:	Senior Vice President and Chief Financial Officer

GOLDEN TECHNOLOGIES COMPANY, INC.
By:	/s/ Daniel J. Blount
	Name:	Daniel J. Blount
	Title:	Senior Vice President and Chief Financial Officer

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

GOLDEN EQUITIES, INC.
By:	/s/ Daniel J. Blount
	Name:	Daniel J. Blount
	Title:	Senior Vice President and Chief Financial Officer

BLUEGRASS CONTAINER CANADA HOLDINGS, LLC
By:	/s/ Daniel J. Blount
	Name:	Daniel J. Blount
	Title:	Senior Vice President and Chief Financial Officer

BLUEGRASS FLEXIBLE PACKAGING COMPANY, LLC
By:	/s/ Daniel J. Blount
	Name:	Daniel J. Blount
	Title:	Senior Vice President and Chief Financial Officer

BLUEGRASS LABELS COMPANY, LLC
By:	/s/ Daniel J. Blount
	Name:	Daniel J. Blount
	Title:	Senior Vice President and Chief Financial Officer

BLUEGRASS MULTIWALL BAG COMPANY, LLC
By:	/s/ Daniel J. Blount
	Name:	Daniel J. Blount
	Title:	Senior Vice President and Chief Financial Officer

FIELD CONTAINER QUERETARO (USA), L.L.C.
By:	/s/ Daniel J. Blount
	Name:	Daniel J. Blount
	Title:	Senior Vice President and Chief Financial Officer

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

HANDSCHY HOLDINGS, LLC
By:	/s/ Daniel J. Blount
	Name:	Daniel J. Blount
	Title:	Senior Vice President and Chief Financial Officer

HANDSCHY INDUSTRIES, LLC
By:	/s/ Daniel J. Blount
	Name:	Daniel J. Blount
	Title:	Senior Vice President and Chief Financial Officer

RIVERDALE INDUSTRIES, LLC
By:	/s/ Daniel J. Blount
	Name:	Daniel J. Blount
	Title:	Senior Vice President and Chief Financial Officer

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

ADMINISTRATIVE AGENT: BANK OF AMERICA, N.A., as Administrative Agent
By:	/s/ Anne M. Zeschke
	Name:	Anne M. Zeschke
	Title:	Vice President

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

280 FUNDING I
By:	GSO Capital Partners LP, as Portfolio Manager

By:	/s/ George Fan
	Name:	George Fan
	Title:	Authorized Signatory

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

ABCLO 2007-1 Ltd. By: AllianceBernstein L.P., as manager
By:	/s/ MICHAEL E. SOHR
	Name:	MICHAEL E. SOHR
	Title:	SENIOR VICE PRESIDENT

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

ACAS CLO 2007-1, Ltd.,
By:	American Capital Asset Management, LLC as
Portfolio Manager

By:	/s/ Mark Pelletier
	Name:	Mark Pelletier
	Title:	Authorized Signatory

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

AIMCO CLO, SERIES 2005-A
By:	/s/ Chris Goergen
	Name:	Chris Goergen
	Title:	Authorized Signatory

By:	/s/ Andrew M. (A.M.) Geryol
	Name:	Andrew M. (A.M.) Geryol
	Title:	Authorized Signatory

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

AIMCO CLO, SERIES 2006-A
By:	/s/ Chris Goergen
	Name:	Chris Goergen
	Title:	Authorized Signatory

By:	/s/ Andrew M. (A.M.) Geryol
	Name:	Andrew M. (A.M.) Geryol
	Title:	Authorized Signatory

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

Aladdin Flexible Investment Fund SPC for Account of Series 2008-02 By Aladdin Capital Management LLC as Manager
By:	/s/ William W. Lowry, CFA
	Name:	William W. Lowry, CFA
	Title:	Authorized Signatory

AllianceBernstein Global Bond Fund By: AllianceBernstein L.P., as manager
By:	/s/ MICHAEL E. SOHR
	Name:	MICHAEL E. SOHR
	Title:	SENIOR VICE PRESIDENT

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

AllianceBernstein Global High Income Fund By: AllianceBernstein L.P., as manager
By:	/s/ MICHAEL E. SOHR
	Name:	MICHAEL E. SOHR
	Title:	SENIOR VICE PRESIDENT

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

AllianceBernstein High Income Fund By: AllianceBernstein L.P., as manager
By:	/s/ MICHAEL E. SOHR
	Name:	MICHAEL E. SOHR
	Title:	SENIOR VICE PRESIDENT

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

AllianceBernstein Institutional Investments — Senior Loan Portfolio By: AllianceBernstein L.P., as manager
By:	/s/ MICHAEL E. SOHR
	Name:	MICHAEL E. SOHR
	Title:	SENIOR VICE PRESIDENT

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

ALLSTATE LIFE INSURANCE COMPANY
By:	/s/ Chris Goergen
	Name:	Chris Goergen
	Title:	Authorized Signatory

By:	/s/ Andrew M. (A.M.) Geryol
	Name:	Andrew M. (A.M.) Geryol
	Title:	Authorized Signatory

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

Ameriprise Certificate Company
By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Assistant Vice President

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

Ameriprise Financial, Inc.
By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Assistant Vice President

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

AMMC CLO III, LIMITED By: American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer
	Name:	David P. Meyer
	Title:	Senior Vice President

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

AMMC CLO IV, LIMITED By: American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer
	Name:	David P. Meyer
	Title:	Senior Vice President

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

AMMC CLO VI, LIMITED By: American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer
	Name:	David P. Meyer
	Title:	Senior Vice President

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

AMMC VII, LIMITED By: American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer
	Name:	David P. Meyer
	Title:	Senior Vice President

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

AMMC VIII, LIMITED By: American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer
	Name:	David P. Meyer
	Title:	Senior Vice President

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

ARTUS LOAN FUND 2007-I, LTD.
BABSON CLO LTD. 2003-I
BABSON CLO LTD. 2004-I
BABSON CLO LTD. 2004-II
BABSON CLO LTD. 2005-I
BABSON CLO LTD. 2005-II
BABSON CLO LTD. 2005-III
BABSON CLO LTD. 2006-I
BABSON CLO LTD. 2006-II
BABSON CLO LTD. 2007-I
BABSON CLO LTD. 2008-I
BABSON CLO LTD. 2008-II
BABSON MID-MARKET CLO LTD. 2007-II
BABSON LOAN OPPORTUNITY CLO, LTD.
SAPPHIRE VALLEY CDO I, LTD.
OSPREY CDO 2006-I LTD.
SUFFIELD CLO, LIMITED

By:	Babson Capital Management LLC as Collateral Manager

By:	/s/ Casey McKinney
	Name:	Casey McKinney
	Title:	Director

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY C.M. LIFE INSURANCE COMPANY BILL & MELINDA GATES FOUNDATION TRUST
By:	Babson Capital Management LLC as Investment Adviser

By:	/s/ Casey McKinney
	Name:	Casey McKinney
	Title:	Director

HAKONE FUND II LLC HOLLY INVESTMENT CORPORATION BABSON CAPITAL LOAN PARTNERS I, L.P. CASCADE INVESTMENT L.L.C. MAPLEWOOD (CAYMAN) LIMITED
By:	Babson Capital Management LLC as Investment Manager

By:	/s/ Casey MacKinney
	Name:	Casey MacKinney
	Title:	Director

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

Atrium CDO
By:	/s/ THOMAS FLANNERY
	Name:	THOMAS FLANNERY
	Title:	AUTHORIZED SIGNATORY

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

Atrium II
By:	/s/ THOMAS FLANNERY
	Name:	THOMAS FLANNERY
	Title:	AUTHORIZED SIGNATORY

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

Atrium III
By:	/s/ THOMAS FLANNERY
	Name:	THOMAS FLANNERY
	Title:	AUTHORIZED SIGNATORY

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

Atrium IV
By:	/s/ THOMAS FLANNERY
	Name:	THOMAS FLANNERY
	Title:	AUTHORIZED SIGNATORY

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

Atrium V By: Credit Suisse Alternative Capital, Inc., as collateral manager
By:	/s/ THOMAS FLANNERY
	Name:	THOMAS FLANNERY
	Title:	AUTHORIZED SIGNATORY

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

Sankaty Advisors, LLC as Collateral Manager for AVERY POINT CLO, LTD., as Term Lender
By:	/s/ Alan K. Halfenger
	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer Assistant Secretary

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

Bacchus (US) 2006-1, Ltd.
By:	/s/ Mickey Chadha
	Name:	Mickey Chadha
	Title:	PM

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

BALLANTYNE FUNDING LLC
By:	/s/ Tara E. Kenny
	Name:	Tara E. Kenny
	Title:	Assistant Vice President

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

BALTIC FUNDING LLC
By:	/s/ Tara E. Kenny
	Name:	Tara E. Kenny
	Title:	Assistant Vice President

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

LENDERS: BANK OF AMERICA, N.A., as a Lender, Swing Line Lender, L/C Issuer and Alternative Currency Funding Fronting Lender
By:	/s/ Shawn Janko
	Name:	Shawn Janko
	Title:	Senior Vice President

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

Barclays Bank, PLC
By:	/s/ Alex Stromberg
	Name:	Alex Stromberg
Title:

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

BCI 1 LOAN FUNDING LLC

By:	/s/ LYNETTE SKREHOT
	Name:	LYNETTE SKREHOT
	Title:	DIRECTOR

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

BlackRock Credit Investors Master Fund, L.P.
BlackRock Senior Income Series
BlackRock Senior Income Series II
BlackRock Senior Income Series IV
BlackRock Floating Rate Income Strategies Fund, Inc.
BlackRock Floating Rate Income Strategies Fund II, Inc.
BlackRock Global Investment Series: Corporate Loan Income Portfolio
Magnetite V CLO, Limited
Senior Loan Portfolio
Ariel Reinsurance Company Ltd.
The Broad Institute, Inc
BlackRock Senior Income Series V Limited
Longhorn CDO III Ltd.

By:	/s/ AnnMarie Smith
	Name:	AnnMarie Smith
	Title:	Authorized Signatory

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

Blue Shield of California
By:	/s/ David Ardini
	Name:	David Ardini
	Title:	Vice President

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

BLUEMOUNTAIN CLO LTD. By: BlueMountain Capital Management LLC.
Its Collateral Manager

By:	/s/ Michael Abatemarco
	Name:	Michael Abatemarco
	Title:	Associate

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

BLUEMOUNTAIN CLO II LTD. By: BlueMountain Capital Management LLC.
Its Collateral Manager

By:	/s/ Michael Abatemarco
	Name:	Michael Abatemarco
	Title:	Associate

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

BLUEMOUNTAIN CLO III LTD.
By:	BlueMountain Capital Management LLC.
Its Collateral Manager

By:	/s/ Michael Abatemarco
	Name:	Michael Abatemarco
	Title:	Associate

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

California Public Employees’ Retirement System
By: RiverSource Investments, LLC, its agent

By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Assistant Vice President

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

California Public Employees Retirement System By: AllianceBernstein L.P., as manager
By:	/s/ MICHAEL E. SOHR
	Name:	MICHAEL E. SOHR
	Title:	SENIOR VICE PRESIDENT

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

By:	Callidus Debt Partners CLO Fund II, Ltd.
By:	Its Collateral Manager,
Callidus Capital Management, LLC
By:	/s/ Ira Ginsburg
	Name:	Ira Ginsburg
	Title:	Principal

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

By:	Callidus Debt Partners CLO Fund III, Ltd.
By:	Its Collateral Manager,
Callidus Capital Management, LLC
By:	/s/ Ira Ginsburg
	Name:	Ira Ginsburg
	Title:	Principal

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

By: Callidus Debt Partners CLO Fund IV, Ltd. By: Its Collateral Manager, Callidus Capital Management, LLC
By:	/s/ Ira Ginsburg
	Name:	Ira Ginsburg
	Title:	Principal

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

By: Callidus Debt Partners CLO Fund V, Ltd. By: Its Collateral Manager, Callidus Capital Management, LLC
By:	/s/ Ira Ginsburg
	Name:	Ira Ginsburg
	Title:	Principal

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

By: Callidus Debt Partners CLO Fund VI, Ltd. By: Its Collateral Manager, Callidus Capital Management, LLC
By:	/s/ Ira Ginsburg
	Name:	Ira Ginsburg
	Title:	Principal

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

By: Callidus Debt Partners CLO Fund VII, Ltd. By: Its Collateral Manager, Callidus Capital Management, LLC
By:	/s/ Ira Ginsburg
	Name:	Ira Ginsburg
	Title:	Principal

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

Capital One Leverage Finance Corp.
By:	/s/ Ron Walker
	Name:	Ron Walker
	Title:	Senior Vice President

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

CAPITALSOURCE BANK
By:	/s/ Anthony Romero
	Name:	Anthony Romero
	Title:	Managing Director

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

Carlyle Credit Partners Financing I, Ltd
By:	/s/ Glori Holzman Graziano
	Name:	Glori Holzman Graziano
	Title:	Managing Director

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

Carlyle High Yield Partners VIII, Ltd
By:	/s/ Glori Holzman Graziano
	Name:	Glori Holzman Graziano
	Title:	Managing Director

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

Carlyle High Yield Partners 2008-1, Ltd
By:	/s/ Glori Holzman Graziano
	Name:	Glori Holzman Graziano
	Title:	Managing Director

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

Carlyle High Yield Partners IX, Ltd
By:	/s/ Glori Holzman Graziano
	Name:	Glori Holzman Graziano
	Title:	Managing Director

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

Carlyle High Yield Partners VI, Ltd
By:	/s/ Glori Holzman Graziano
	Name:	Glori Holzman Graziano
	Title:	Managing Director

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

Carlyle High Yield Partners VII, Ltd
By:	/s/ Glori Holzman Graziano
	Name:	Glori Holzman Graziano
	Title:	Managing Director

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

Carlyle High Yield Partners X, Ltd
By:	/s/ Glori Holzman Graziano
	Name:	Glori Holzman Graziano
	Title:	Managing Director

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

Castle Garden Funding
By:	/s/ THOMAS FLANNERY
	Name:	THOMAS FLANNERY
	Title:	AUTHORIZED SIGNATORY

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

Sankaty Advisors, LLC as Collateral Manager for Castle Hill I — INGOTS, Ltd., as Term Lender
By:	/s/ Alan K. Halfenger
	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer Assistant Secretary

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

Sankaty Advisors, LLC as Collateral Manager for Castle Hill II — INGOTS, Ltd., as Term Lender
By:	/s/ Alan K. Halfenger
	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer Assistant Secretary

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

Sankaty Advisors, LLC as Collateral Manager for Castle Hill III CLO. Limited, as Term Lender
By:	/s/ Alan K. Halfenger
	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer Assistant Secretary

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

CATERPILLAR FINANCIAL SERVICES CORPORATION
By:	/s/ Michael M. Ward
	Name:	Michael M. Ward
	Title:	Credit & Operations Manager — Syndications Caterpillar Financial Services Corporation

Graphic Packaging International. Inc.
Amendment No. 3 to Credit Agreement
Signature Page

CAVALRY CLO I, LTD
By: Regiment Capital Management, LLC as its Investment Advisor

By: Regiment Capital Advisors, LP its Manager and pursuant to delegated authority

By: Regiment Capital Advisors, LLC its General Partner

By:	/s/ Mark A. Brostowski
Mark A. Brostowski
Authorized Signatory
Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

CCA EAGLE LOAN MASTER FUND LTD.
By:	Citigroup Alternative Investments LLC, as Investment Manager for and on behalf of CCA EAGLE LOAN MASTER FUND LTD.
By:	/s/ Roger Yee
	Name:	Roger Yee
	Title:	VP

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

Cent CDO 10 Limited
By: RiverSource Investments, LLC as Collateral Manager

By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Director of Operations

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

Cent CDO 12 Limited
By: RiverSource Investments, LLC as Collateral Manager

By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Director of Operations

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

Cent CDO 14 Limited
By: RiverSource Investments, LLC as Collateral Manager

By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Director of Operations

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

Cent CDO 15 Limited
By: RiverSource Investments, LLC as Collateral Manager

By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Assistant Vice President

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

Cent CDO XI Limited
By: RiverSource Investments, LLC as Collateral Manager

By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Director of Operations

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

NOMURA CORPORATE RESEARCH AND ASSET MANAGEMENT INC. AS INVESTMENT ADVISER	Centaurus Loan Trust
	By:	/s/ ROBERT HOFFMAN
		Name:	ROBERT HOFFMAN
		Title:	EXECUTIVE DIRECTOR

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

Centurion CDO 8 Limited
By: RiverSource Investments, LLC as Collateral Manager

By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Director of Operations

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

Centurion CDO 9 Limited
By: RiverSource Investments, LLC as Collateral Manager

By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Director of Operations

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

Centurion CDO VI, Ltd.
By: RiverSource Investments, LLC as Collateral Manager

By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Director of Operations

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

Centurion CDO VII Limited
By: RiverSource Investments, LLC as Collateral Manager

By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Director of Operations

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

Chatham Light II CLO, Limited, by Sankaty Advisors LLC, as Collateral Manager
By:	/s/ Alan K. Halfenger
	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer Assistant Secretary

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

Chelsea Park CLO Ltd. By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager
By:	/s/ Daniel H. Smith
	Name:	Daniel H. Smith
	Title:	Authorized Signatory

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

CIT CLO I LTD. By: CIT Asset Management LLC
By:	/s/ ROGER M. BURNS
	Name:	ROGER M. BURNS
	Title:	PRESIDENT CIT ASSET MANAGEMENT

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

Citibank, N.A. [insert name of institution]
By:	/s/ Brian Blessing
	Name:	Brian Blessing
	Title:	Attorney in Fact

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

NOMURA CORPORATE RESEARCH AND ASSET MANAGEMENT INC.	Clydesdale CLO 2003, Ltd.
AS	By:	/s/ ROBERT HOFFMAN
COLLATERAL MANAGER		Name:	ROBERT HOFFMAN
		Title:	EXECUTIVE DIRECTOR

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

NOMURA CORPORATE RESEARCH AND ASSET MANAGEMENT INC.	Clydesdale CLO 2004, Ltd.
AS	By:	/s/ ROBERT HOFFMAN
INVESTMENT MANAGER		Name:	ROBERT HOFFMAN
		Title:	EXECUTIVE DIRECTOR

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

NOMURA CORPORATE RESEARCH AND ASSET MANAGEMENT INC.	Clydesdale CLO 2005, Ltd.
AS	By:	/s/ ROBERT HOFFMAN
INVESTMENT MANAGER		Name:	ROBERT HOFFMAN
		Title:	EXECUTIVE DIRECTOR

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

NOMURA CORPORATE RESEARCH AND ASSET MANAGEMENT INC.	Clydesdale CLO 2006, Ltd.
AS	By:	/s/ ROBERT HOFFMAN
INVESTMENT MANAGER		Name:	ROBERT HOFFMAN
		Title:	EXECUTIVE DIRECTOR

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

NOMURA CORPORATE RESEARCH AND ASSET MANAGEMENT INC.	Clydesdale CLO 2007, Ltd.
AS	By:	/s/ ROBERT HOFFMAN
INVESTMENT MANAGER		Name:	ROBERT HOFFMAN
		Title:	EXECUTIVE DIRECTOR

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

NOMURA CORPORATE RESEARCH AND ASSET MANAGEMENT INC.	Clydesdale Strategic CLO I, Ltd.
AS	By:	/s/ ROBERT HOFFMAN
INVESTMENT MANAGER		Name:	ROBERT HOFFMAN
		Title:	EXECUTIVE DIRECTOR

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

Cole Brook CBNA Loan Funding LLC
By:	/s/ Adam Kaiser
	Name:	Adam Kaiser
	Title:	ATTORNEY-IN-FACT

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

Columbus Park CDO Ltd.
By:	GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Daniel H. Smith
	Name:	Daniel H. Smith
	Title:	Authorized Signatory

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

Commerzbank AG, New York and Grand Cayman Branches, as Lender
By:	/s/ Daniel Kubis
	Name:	Daniel Kubis
	Title:	Authorized Signatory

By:	/s/ Henry J. Spark
	Name:	Henry J. Spark
	Title:	Authorized Signatory

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

Commonwealth of Pennsylvania State Employees Retirement System
By:	/s/ Beth Semmel
	Name:	Beth Semmel
	Title:	Portfolio Manager

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

Confluent 3 Limited
By:	Morgan Stanley Investment Management Inc.
as Investment Manager

By:	/s/ RYAN KOMMERS
	Name:	RYAN KOMMERS
	Title:	Vice President

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

Cornerstone CLO Ltd. By Stone Tower Debt Advisors LLC As Its Collateral Manager
By:	/s/ Michael W. DelPercio
	Name:	Michael W. DelPercio
	Title:	Authorized Signatory

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

Cortina Funding
By:	/s/ IRFAN AHMED
	Name:	IRFAN AHMED
	Title:	AUTHORIZED SIGNATORY

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

Credit Suisse Syndicated Loan Fund
By: Credit Suisse Alternative Capital, Inc., as Agent (Subadvisor) for
Credit Suisse Asset Management (Australia) Limited, the Responsible Entity
for Credit Suisse Syndicated Loan Fund

By:	/s/ THOMAS FLANNERY
	Name:	THOMAS FLANNERY
	Title:	AUTHORIZED SIGNATORY

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

CSAM Funding III
By:	/s/ THOMAS FLANNERY
	Name:	THOMAS FLANNERY
	Title:	AUTHORIZED SIGNATORY

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

CSAM Funding IV
By:	/s/ THOMAS FLANNERY
	Name:	THOMAS FLANNERY
	Title:	AUTHORIZED SIGNATORY

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

Deutsche Bank AG New York Branch
By:	DB Services New Jersey, Inc.

By:	/s/ Edward Schaffer
	Name:	Edward Schaffer
	Title:	Vice President

By:	/s/ Deirdre D. Cesario
	Name:	Deirdre D. Cesario
	Title:	Assistant Vice President

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

DEUTSCHE BANK AG NEW YORK BRANCH, as a Leader
By:	/s/ Enrique Landaeta
	Name:	Enrique Landaeta
	Title:	Vice President

By:	/s/ Paul O’Leary
	Name:	Paul O’Leary
	Title:	Director

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

Eagle Creek CLO, Ltd
By:	/s/ Bryan Higgins
	Name:	Bryan Higgins
	Title:	Authorized Signor

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

East West Bank
By:	/s/ Nancy A. Moore
	Name:	Nancy A. Moore
	Title:	Senior Vice President

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

Energizer I Loan Funding LLC
By:	/s/ Emily Chong
	Name:	Emily Chong
	Title:	Director

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

Erste Group Bank AG
By:	/s/ BRANDON A. MEYERSON
	Name:	BRANDON A. MEYERSON
	Title:	DIRECTOR ERSTE GROUP BANK AG

By:	/s/ BRYAN J. LYNCH
	Name:	BRYAN J. LYNCH
	Title:	EXECUTIVE DIRECTOR ERSTE GROUP BANK AG

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

ESSEX PARK CDO LTD.
By: Blackstone Debt Advisors L.P. as Collateral Manager

By:	/s/ Dean T. Criares
	Name:	Dean T. Criares
	Title:	Authorized Signatory

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

Fairway Loan Funding Company
By:	Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Arthur Y.D. Ong
Executive Vice President

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

Fall Creek CLO, Ltd
By:	/s/ Bryan Higgins
	Name:	Bryan Higgins
	Title:	Authorized Signor

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

FIRST 2004-I CLO, LTD.
By: TCW Asset Management Company, its Collateral Manager

By:	/s/ EDISON HWANG
EDISON HWANG
VICE PRESIDENT

By:	/s/ JOSHUA GRUMER
JOSHUA GRUMER
VICE PRESIDENT

Graphic Packaging International, Inc.
Amendment No. 3 Credit Agreement
Signature Page

FIRST 2004-II CLO, LTD. By: TCW Asset Management Company, its Collateral Manager
By:	/s/ EDISON HWANG
EDISON HWANG
VICE PRESIDENT

By:	/s/ JOSHUA GRUMER
JOSHUA GRUMER
VICE PRESIDENT

Graphic Packaging International, Inc.
Amendment No. 3 Credit Agreement
Signature Page

[insert name of institution]

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND By: Four Corners Capital Management, LLC As Sub-Adviser
By:	/s/ John Heitkemper
John Heitkemper
Vice President

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

[insert name of institution]

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II By: Four Corners Capital Management, LLC As Sub-Adviser
By:	/s/ John Heitkemper
John Heitkemper
Vice President

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

FM LEVERAGED CAPITAL FUND II By: GSO / Blackstone Debt Funds Management LLC as Subadviser to FriedbergMilstein LLC
By:	/s/ Daniel H. Smith
	Name:	Daniel H. Smith
	Title:	Authorized Signatory

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

Foothill CLO I, Ltd.
By:	The Foothill Group, Inc.,
as attorney-in-fact

By:	/s/ Greg Apkarian
	Name:	Greg Apkarian
	Title:	Managing Member

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

The Foothill Group, Inc.
By:	/s/ Greg Apkarian
	Name:	Greg Apkarian
	Title:	V.P.

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

Founders Grove CLO, Ltd. By: Tall Tree Investment Management, LLC as Collateral Manager
By:	/s/ Douglas L. Winchell
	Name:	Douglas L. Winchell
	Title:	Officer

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

[insert name of institution]

Fountain Court Master Fund By: Macquarie Funds Group FKA Four Corners Capital Management, LLC As Collateral Manager
Title:	Vice President
By:	/s/ John Heitkemper
Name:	John Heitkemper

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

[insert name of institution]

FOUR CORNERS CLO 2005-I, Ltd. By: Four Corners Capital Management, LLC As Collateral Manager
By:	/s/ John Heitkemper
John Heitkemper
Vice President

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

Four Corners CLO II, Ltd.
By:	/s/ Sean Breenahan
	Name:	Sean Breenahan
	Title:	Assistant Vice President

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

[insert name of institution]

Four Corners CLO III, Ltd. By: Macquarie Funds Group FKA Four Corners Capital Management, LLC As Collateral Manager
Title:	Vice President
By:	/s/ John Heitkemper
Name:	John Heitkemper

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

Franklin CLO IV, Limited
By:	/s/ David Ardini
	Name:	David Ardini
	Title:	Vice President

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

Franklin CLO V, Limited
By:	/s/ David Ardini
	Name:	David Ardini
	Title:	Vice President

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

Franklin CLO VI, Limited
By:	/s/ David Ardini
	Name:	David Ardini
	Title:	Vice President

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

Franklin Floating Rate Daily Access Fund
By:	/s/ Richard Hsu
	Name:	Richard Hsu
	Title:	Vice President

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

Franklin Floating Rate Master Series
By:	/s/ Richard Hsu
	Name:	Richard Hsu
	Title:	Vice President

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

Franklin Templeton Series II Funds Floating Rate II Fund
By:	/s/ Richard Hsu
	Name:	Richard Hsu
	Title:	Vice President

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

Future Fund Board of Guardians By: Sankaty Advisors LLC As Its Investment Advisor
By:	/s/ Alan K. Halfenger
	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer Assistant Secretary

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

Galaxy CLO 2003-1, Ltd.
By:	AIG Global Investment Corp., its Collateral Manager

Galaxy III CLO, Ltd.
By:	AIG Global Investment Corp., its Collateral Manager

Galaxy IV CLO, LTD
By:	AIG Global Investment Corp. its Collateral Manager

Galaxy V CLO, LTD
By:	AIG Global Investment Corp. its Collateral Manager

Galaxy VI CLO, LTD
By:	AIG Global Investment Corp. its Collateral Manager

Galaxy VII CLO, LTD
By:	AIG Global Investment Corp. it’s Collateral Manager

Galaxy VIII CLO, LTD
By:	AIG Global Investment Corp. as Collateral Manager

Galaxy X CLO, LTD
By:	AIG Global Investment Corp. It’s Collateral Manager

American International Group, Inc.
By:	AIG Global Investment Corp., Its Investment Advisor

AIG Bank Loan Fund Ltd.
By:	AIG Global Investment Corp. Its Investment Manager

Saturn CLO, Ltd.
By:	AIG Global Investment Corp., its Collateral Manager

As Lenders

By:	/s/ Steven S. Oh
	Name:	Steven S. Oh
	Title:	Managing Director

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

Gallatin CLO II 2005-1, LTD By: UrsaMine Credit Advisors, LLC as its Collateral Manager
By:	/s/ Niall Rosenzweig
	Name:	Niall Rosenzweig
	Title:	President & Portfolio Manager

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

Gallatin CLO III 2007-1, LTD As Assignee By: UrsaMine Credit Advisors, LLC as its Collateral Manager
By:	/s/ Niall Rosenzweig
	Name:	Niall Rosenzweig
	Title:	President & Portfolio Manager

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

Gallatin Funding I, Ltd. By: UrsaMine Credit Advisors, LLC as its Collateral Manager
By:	/s/ Niall Rosenzweig
	Name:	Niall Rosenzweig
	Title:	President & Portfolio Manager

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

GENERAL ELECTRIC CAPITAL CORPORATION
By:	/s/ Jose Derisi
	Name:	Jose Derisi
	Title:	Duly Authorized Signatory

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

GMAM Group Pension Trust I
By:	State Street Bank & Trust Company as Trustee For GMAM Group Pension Trust I

By	/s/ Timothy Norton
	Name:	Timothy Norton
	Title:	Officer

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

GOLDMAN SACHS CREDIT PARTNERS L.P.
By:	/s/ Andrew Caditz
	Name:	Andrew Caditz
	Title:	Authorized Signatory

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

Granite Ventures I Ltd. By Stone Tower Debt Advisors LLC As Its Collateral Manager
By:	/s/ Michael W. DelPercio
	Name:	Michael W. DelPercio
	Title:	Authorized Signatory

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

Granite Ventures II Ltd. By Stone Tower Debt Advisors LLC As Its Collateral Manager
By:	/s/ Michael W. DelPercio
	Name:	Michael W. DelPercio
	Title:	Authorized Signatory

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

Granite Ventures III Ltd. By Stone Tower Debt Advisors LLC As Its Collateral Manager
By:	/s/ Michael W. DelPercio
	Name:	Michael W. DelPercio
	Title:	Authorized Signatory

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

Grant Grove CLO, Ltd.
By: Tall Tree Investment Management, LLC as Collateral Manager

By:	/s/ Douglas L. Winchell
	Name:	Douglas L. Winchell
	Title:	Officer

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

GREAT AMERICAN INSURANCE COMPANY
By:	American Money Management Corp.,
as Portfolio Manager

By:	/s/ David P. Meyer
	Name:	David P. Meyer
	Title:	Senior Vice President

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

GREAT AMERICAN LIFE INSURANCE COMPANY
By:	American Money Management Corp.,
as Portfolio Manager

By:	/s/ David P. Meyer
	Name:	David P. Meyer
	Title:	Senior Vice President

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

GREYROCK CDO LTD., By Aladdin Capital Management LLC as Manager
By:	/s/ William W. Lowry
	Name:	William W. Lowry, CFA
	Title:	Authorized Signatory

Greywolf CLO I, Ltd By: Greywolf Capital Management LP, its Investment Manager
By:	/s/ Robert Miller
	Name:	Robert Miller
	Title:	Authorized Signatory

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

GSCP (NJ), L.P., on behalf of each of the following
       funds, in its capacity as Collateral Manager:

GSC PARTNERS CDO FUND V, LIMITED
GSC PARTNERS CDO FUND VI, LIMITED
GSC PARTNERS CDO FUND VII, LIMITED
GSC GROUP CDO FUND VIII, LIMITED
GSC CAPITAL CORP. LOAN FUNDING 2005-1

By:	/s/ Seth Katzenstein
	Name:	Seth Katzenstein
	Title:	Authorized Signatory

GSC Investment Corp. CLO 2007 LTD
By:	GSC Investment Corp, as Collateral Manager
By:	GSCP (NJ), L.P., as Investment Advisor to GSC Investment Corp
By:	GSCP (NJ), Inc., its general partner

By:	/s/ Seth Katzenstein
	Name:	Seth Katzenstein
	Title:	Authorized Signatory

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

Halcyon Loan Investors CLO I, Ltd.

Halcyon Loan Investors CLO II Ltd.

Halcyon Structured Asset Management CLO I Ltd.

Halcyon Structured Asset Management Long Secured/Short Unsecured CLO 2006-I Ltd.

Halcyon Structured Asset Management Long Secured/Short Unsecured CLO 2007-I Ltd.

Halcyon Structured Asset Management Long Secured/Short Unsecured CLO 2007-3 Ltd.

Halcyon Structured Asset Management European CLO
2007-II B.V.

Halcyon Structured Asset Management European CLO
2007-1 B.V.

By:	/s/ David Martino
	Name:	David Martino
	Title:	Controller

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

HillMark Funding Ltd.,
By:	HillMark Capital Management, L.P.,
as Collateral Manager , as Lender

By	/s/ Hillel Weinberger
	Name:	Hillel Weinberger
	Title:	Chairman

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

HUDSON STRAITS CLO 2004, LTD. By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager
By:	/s/ Daniel H. Smith
	Name:	Daniel H. Smith
	Title:	Authorized Signatory

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

Hugheson Limited
By:	/s/ Beth Semmel
	Name:	Beth Semmel
	Title:	Portfolio Manager

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

ILLINOIS STATE BOARD OF INVESTMENT By: TCW Asset Management Company, as its Investment Advisor
By:	/s/ EDISON HWANG
EDISON HWANG
VICE PRESIDENT

By:	/s/ JOSHUA GRUMER
JOSHUA GRUMER
VICE PRESIDENT

Graphic Packaging International, Inc.
Amendment No. 3 Credit Agreement
Signature Page

Inwood Park CDO Ltd. By: Blackstone Debt Advisors L.P. as Collateral Manager
By:	/s/ Dean T. Criares
	Name:	Dean T. Criares
	Title:	Authorized Signatory

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

JERSEY STREET CLO, LTD., By its Collateral Manager, Massachusetts Financial Services Company (JLX)
By:	/s/ David Cobey
David Cobey
As authorized representative and not individually

MARLBOROUGH STREET CLO, LTD., By its Collateral Manager, Massachusetts Financial Services Company (MLX)
By:	/s/ David Cobey
David Cobey
As authorized representative and not individually

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

JFIN CLO 2007 LTD. By: Jeffries Finance LLC as Collateral Manager
By:	/s/ Casey McKinney
	Name:	Casey McKinney
	Title:	Director

XELO VII LIMITED By: Babson Capital Management LLC as Sub-Advisor
By:	/s/ Casey McKinney
	Name:	Casey McKinney
	Title:	Director

VINACASA CLO, LTD. By: Babson Capital Management LLC as Collateral Servicer
By:	/s/ Casey McKinney
	Name:	Casey McKinney
	Title:	Director

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

JPMORGAN CHASE BANK, N.A.
By:	/s/ Samantha E. Hamerman
	Name:	Samantha E. Hamerman
	Title:	Authorized Signatory

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

JPMORGAN CHASE BANK, N.A.
By:	/s/ Peter S. Predun
	Name:	Peter S. Predun
	Title:	Executive Director

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

KATONAH 2007-I CLO LTD.
By:	/s/ E.A. KRATZMAN
	Name:	E.A. KRATZMAN, III
	Title:	Authorized Signatory

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

Katonah III, Ltd. by Sankaty Advisors LLC as Sub-Advisors
By:	/s/ Alan K. Halfenger
	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer Assistant Secretary

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

Katonah IV, Ltd. by Sankaty Advisors, LLC as Sub-Advisors
By:	/s/ Alan K. Halfenger
	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer Assistant Secretary

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

KATONAH VII CLO LTD.
By:	/s/ E.A. KRATZMAN
	Name:	E.A. KRATZMAN, III
	Title:	Authorized Signatory

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

KATONAH VIII CLO LTD.
By:	/s/ E.A. KRATZMAN
	Name:	E.A. KRATZMAN, III
	Title:	Authorized Signatory

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

KATONAH IX CLO LTD.
By:	/s/ E.A. KRATZMAN
	Name:	E.A. KRATZMAN, III
	Title:	Authorized Signatory

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

KATONAH X CLO LTD.
By:	/s/ E. A. KRATZMAN
	Name:	E. A. KRATZMAN, III
	Title:	Authorized Signatory

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

KINGSLAND I, LTD.
By:	Kingsland Capital Management, LLC as Manager

By:	/s/ Vincent Siino
	Name:	Vincent Siino
	Title:	Authorized Officer

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

KINGSLAND III, LTD.
By:	Kingsland Capital Management, LLC as Manager

By:	/s/ Vincent Siino
	Name:	Vincent Siino
	Title:	Authorized Officer

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

KINGSLAND IV, LTD.
By:	Kingsland Capital Management, LLC as Manager

By:	/s/ Vincent Siino
	Name:	Vincent Siino
	Title:	Authorized Officer

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

KINGSLAND V, LTD.
By:	Kingsland Capital Management, LLC as Manager

By:	/s/ Vincent Siino
	Name:	Vincent Siino
	Title:	Authorized Officer

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

KKR Financial CLO 2005-2, Ltd.
By:	/s/ Mark Casanova
	Name:	Mark Casanova
	Title:	Authorized Signatory

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

KKR Financial CLO 2005-1, Ltd.
By:	/s/ Mark Casanova
	Name:	Mark Casanova
	Title:	Authorized Signatory

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

KKR Financial CLO 2007-A, Ltd.
By:	/s/ Mark Casanova
	Name:	Mark Casanova
	Title:	Authorized Signatory

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

LANDMARK III CDO LIMITED By Aladdin Capital Management LLC as Manager
By:	/s/ William W. Lowry
	Name:	William W. Lowry, CFA
	Title:	Authorized Signatory

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

LANDMARK IV CDO LIMITED By Aladdin Capital Management LLC as Manager
By:	/s/ William W. Lowry
	Name:	William W. Lowry, CFA
	Title:	Authorized Signatory

LANDMARK IX CDO LTD By Aladdin Capital Management LLC as Manager
By:	/s/ William W. Lowry
	Name:	William W. Lowry, CFA
	Title:	Authorized Signatory

LANDMARK V CDO LIMITED By Aladdin Capital Management LLC as Manager
By:	/s/ William W. Lowry
	Name:	William W. Lowry, CFA
	Title:	Authorized Signatory

LANDMARK VI CDO LTD By Aladdin Capital Management LLC as Manager
By:	/s/ William W. Lowry
	Name:	William W. Lowry, CFA
	Title:	Authorized Signatory

LANDMARK VII CDO LTD By Aladdin Capital Management LLC as Manager
By:	/s/ William W. Lowry
	Name:	William W. Lowry, CFA
	Title:	Authorized Signatory

LANDMARK VIII CLO LTD By Aladdin Capital Management LLC as Manager
By:	/s/ William W. Lowry
	Name:	William W. Lowry, CFA
	Title:	Authorized Signatory

Libra Global Limited
By:	/s/ Beth Semmel
	Name:	Beth Semmel
	Title:	Portfolio Manager

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

LMP Corporate Loan Fund, Inc.
By:	Citi Alternative Investments LLC
By:	/s/ Roger Yee
	Name:	Roger Yee
	Title:	VP

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

Loan Funding III (Delaware) LLC
By:	Pacific Investment Management Company LLC,
as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Arthur Y.D. Ong
Executive Vice President

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

Loan Funding V, LLC, for itself or as agent for Corporate Loan Funding V LLC
By: Prudential Investment Management, Inc., as Portfolio Manager

By:	/s/ Illegible
Name:
Title:

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

MAC CAPITAL, LTD.
By: TCW Asset Management Company as its Portfolio Manager

By:	/s/ EDISON HWANG
EDISON HWANG
VICE PRESIDENT

By:	/s/ JOSHUA GRUMER
JOSHUA GRUMER
VICE PRESIDENT

Graphic Packaging International, Inc.
Amendment No. 3 Credit Agreement
Signature Page

Madison Park Funding I, Ltd.
By:	/s/ THOMAS FLANNERY
	Name:	THOMAS FLANNERY
	Title:	AUTHORIZED SIGNATORY

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

Madison Park Funding II, Ltd. By Credit Suisse Alternative Capital, Inc., as collateral manager
By:	/s/ THOMAS FLANNERY
	Name:	THOMAS FLANNERY
	Title:	AUTHORIZED SIGNATORY

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

Madison Park Funding III, Ltd. By Credit Suisse Alternative Capital, Inc., as collateral manager
By:	/s/ THOMAS FLANNERY
	Name:	THOMAS FLANNERY
	Title:	AUTHORIZED SIGNATORY

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

Madison Park Funding V, Ltd. By: Credit Suisse Alternative Capital, Inc., as collateral manager
By:	/s/ THOMAS FLANNERY
	Name:	THOMAS FLANNERY
	Title:	AUTHORIZED SIGNATORY

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

Madison Park Funding VI, Ltd. By: Credit Suisse Alternative Capital, Inc., as collateral manager
By:	/s/ THOMAS FLANNERY
	Name:	THOMAS FLANNERY
	Title:	AUTHORIZED SIGNATORY

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

Malibu CBNA Loan Funding LLC
By:	/s/ Adam Kaiser
	Name:	Adam Kaiser
	Title:	ATTORNEY-IN-FACT

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

By: MAPS CLO Fund I, LLC By: Its Collateral Manager, Callidus Capital Management, LLC
By:	/s/ Ira Ginsburg
	Name:	Ira Ginsburg
	Title:	Principal

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

By: MAPS CLO Fund II, Ltd. By: Its Collateral Manager, Callidus Capital Management, LLC
By:	/s/ Ira Ginsburg
	Name:	Ira Ginsburg
	Title:	Principal

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

Mayport CLO Ltd.
By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Arthur Y.D. Ong
Executive Vice President

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

MetLife Bank, National Association
By:	/s/ David W. Farrell
	Name:	David W. Farrell
	Title:	Assistant Vice President

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

MetLife Insurance Company of Connecticut By Metropolitan Life Insurance Company, Its investment manager
By:	/s/ David W. Farrell
	Name:	David W. Farrell
	Title:	Managing Director

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

Metropolitan Life Insurance Company
By:	/s/ David W. Farrell
	Name:	David W. Farrell
	Title:	Managing Director

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

MOMENTUM CAPITAL FUND, LTD. By: TCW Asset Management Company as its Portfolio Manager
By:	/s/ EDISON HWANG
EDISON HWANG
VICE PRESIDENT

By:	/s/ JOSHUA GRUMER
JOSHUA GRUMER
VICE PRESIDENT

Graphic Packaging International, Inc.
Amendment No. 3 Credit Agreement
Signature Page

MONUMENT PARK CDO LTD. By: Blackstone Debt Advisors L.P. as Collateral Manager
By:	/s/ Dean T. Criares
	Name:	Dean T. Criares
	Title:	Authorized Signatory

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

MORGAN STANLEY BANK, N.A.
By:	/s/ Ryan Vetsch
	Name:	Ryan Vetsch
	Title:	Authorized Signatory

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

Morgan Stanley Investment Management Croton, Ltd. By: Morgan Stanley Investment Management Inc. as Collateral Manager
By:	/s/ RYAN KOMMERS
	Name:	RYAN KOMMERS
	Title:	Vice President

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

Morgan Stanley Prime Income Trust
By:	/s/ RYAN KOMMERS
	Name:	RYAN KOMMERS
	Title:	Vice President

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

MORGAN STANLEY SENIOR FUNDING, INC.
By:	/s/ Eric Cole
	Name:	Eric Cole
	Title:	Authorized Signatory

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

Mountain Capital CLO III Ltd.
By:	/s/ Jonathan Dietz
	Name:	Jonathan Dietz
	Title:	Director

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

Mountain Capital CLO IV Ltd.
By:	/s/ Jonathan Dietz
	Name:	Jonathan Dietz
	Title:	Director

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

Mountain Capital CLO V Ltd.
By:	/s/ Jonathan Dietz
	Name:	Jonathan Dietz
	Title:	Director

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

Mountain Capital CLO VI Ltd.
By:	/s/ Jonathan Dietz
	Name:	Jonathan Dietz
	Title:	Director

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

MSIM Peconic Bay, Ltd. By: Morgan Stanley Investment Management Inc. as Collateral Manager
By:	/s/ RYAN KOMMERS
	Name:	RYAN KOMMERS
	Title:	Vice President

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

Muir Grove CLO, Ltd. By: Tall Tree Investment Management, LLC as Collateral Manager
By:	/s/ Douglas L. Winchell
	Name:	Douglas L. Winchell
	Title:	Officer

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

Municipal Employees Retirement System of Michigan
By:	/s/ Beth Semmel
	Name:	Beth Semmel
	Title:	Portfolio Manager

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

NACM CLO I
[insert name of institution]
By:	/s/ Joanna Willars
	Name:	Joanna Willars
	Title:	Vice President, Authorized Signatory

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

Nantucket CLO I Ltd By: Fortis Investment Management USA, Inc., as Attorney-in-Fact
By:	/s/ Ronald Daigle
	Name:	Ronald Daigle
	Title:	Vice President

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

Sankaty Advisors, LLC as Collateral Manager for Nash Point CLO, as Collateral Manager
By:	/s/ Alan K. Halfenger
	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer Assistant Secretary

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

Natixis
By:	/s/ Frank Madden
	Name:	Frank Madden
	Title:	Managing Director

By:	/s/ Gerando Canet
	Name:	Gerando Canet
	Title:	Director

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

Natixis COF I, LLC
By:	/s/ Ray Meyer
	Name:	Ray Meyer
	Title:	Director

By:	/s/ Patrick Owens
	Name:	Patrick Owens
	Title:	Managing Director

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

NAVIGARE FUNDING I CLO LTD By: Navigare Partners LLC Its collateral manager
By:	/s/ Joel G. Serebransky
	Name:	Joel G. Serebransky
	Title:	Managing Director

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

NAVIGARE FUNDING II CLO LTD By: Navigare Partners LLC as collateral manager
By:	/s/ Joel G. Serebransky
	Name:	Joel G. Serebransky
	Title:	Managing Director

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

NAVIGARE FUNDING III CLO LTD By: Navigare Partners LLC as collateral manager
By:	/s/ Joel G. Serebransky
	Name:	Joel G. Serebransky
	Title:	Managing Director

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

NAVIGATOR CDO 2004, LTD., as a Lender By: GE Asset Management Inc., as Collateral Manager
By:	/s/ Kathleen Brooks
	Name:	Kathleen Brooks
	Title:	Authorized Signatory

NAVIGATOR CDO 2005, LTD., as a Lender By: GE Asset Management Inc., as Collateral Manager
By:	/s/ Kathleen Brooks
	Name:	Kathleen Brooks
	Title:	Authorized Signatory

NAVIGATOR CDO 2006, LTD., as a Lender By: GE Asset Management Inc., as Collateral Manager
By:	/s/ Kathleen Brooks
	Name:	Kathleen Brooks
	Title:	Authorized Signatory

GENERAL ELECTRIC PENSION TRUST, as a Lender By: GE Capital Debt Advisors, LLC., as Collateral Manager
By:	/s/ Kathleen Brooks
	Name:	Kathleen Brooks
	Title:	Authorized Signatory

NOMURA CORPORATE RESEARCH AND ASSET MANAGEMENT INC.	NCRAM Loan Trust
AS	By:	/s/ ROBERT HOFFMAN
INVESTMENT ADVISER		Name:	ROBERT HOFFMAN
		Title:	EXECUTIVE DIRECTOR

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

NOMURA CORPORATE RESEARCH AND ASSET MANAGEMENT INC.	NCRAM Senior Loan Trust 2005
AS	By:	/s/ ROBERT HOFFMAN
INVESTMENT ADVISER		Name:	ROBERT HOFFMAN
		Title:	EXECUTIVE DIRECTOR

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

By:	New York Life Insurance Company
By:	/s/ Arthur Torrey
	Name:	Arthur Torrey
	Title:	Corp VP

By: New York Life Insurance and Annuity Corporation By: New York Life Investment Management LLC, its Investment Manager
By:	/s/ Arthur Torrey
	Name:	Arthur Torrey
	Title:	Director

NYLIM Institutional Floating Rate Fund L.P By: New York Life Investment Management LLC, its Investment Manager
By:	/s/ Arthur Torrey
	Name:	Arthur Torrey
	Title:	Director

MainStay Floating Rate Fund, a series of Eclipse Funds Inc. By: New York Life Investment Management LLC, its Investment Manager
By:	/s/ Arthur Torrey
	Name:	Arthur Torrey
	Title:	Director

MainStay VP Floating Rate Portfolio, a series of MainStay VP Series Fund, Inc. By: New York Life Investment Management LLC, its Investment Manager
By:	/s/ Arthur Torrey
	Name:	Arthur Torrey
	Title:	Director

NYLIM Flatiron CLO 2003-1 Ltd By: New York Life Investment Management LLC, as Collateral Manager and Attorney-in-Fact
By:	/s/ Arthur Torrey
	Name:	Arthur Torrey
	Title:	Director

NYLIM Flatiron CLO 2004-1 Ltd By: New York Life Investment Management LLC, as Collateral Manager and Attorney-in-Fact
By:	/s/ Arthur Torrey
	Name:	Arthur Torrey
	Title:	Director

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

NYLIM Flatiron CLO 2005-1 Ltd. By: New York Life Investment Management LLC, as Collateral Manager and Attorney-in-Fact
By:	/s/ Arthur Torrey
	Name:	Arthur Torrey
	Title:	Director

NYLIM Flatiron CLO 2006-1 Ltd. By: New York Life Investment Management LLC, as Collateral Manager and Attorney-in-Fact
By:	/s/ Arthur Torrey
	Name:	Arthur Torrey
	Title:	Director

Flatiron CLO 2007-1 Ltd. By: New York Life Investment Management LLC, as Collateral Manager and Attorney-in-Fact
By:	/s/ Arthur Torrey
	Name:	Arthur Torrey
	Title:	Director

Silverado CLO 2006-II Ltd. By: New York Life Investment Management LLC, as Portfolio Manager and Attorney-in-Fact
By:	/s/ Arthur Torrey
	Name:	Arthur Torrey
	Title:	Director

Wind River Reinsurance Company, Ltd. By: New York Life Investment Management LLC, its Investment Manager
By:	/s/ Arthur Torrey
	Name:	Arthur Torrey
	Title:	Director
Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

By: Mitsubishi UFJ Trust & Banking Corporation as Trustee
By: Nomura Corporate Research & Asset Management Inc.
Attorney in Fact

Nomura Bond and Loan Fund
By:	/s/ ROBERT HOFFMAN
	Name:	ROBERT HOFFMAN
	Title:	EXECUTIVE DIRECTOR

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

OAK HILL CREDIT PARTNERS II, LIMITED			OAK HILL CREDIT PARTNERS III, LIMITED

By: Oak Hill CLO Management II, LLC			By: Oak Hill CLO Management III, LLC
As Investment Manager			As Investment Manager

By:	/s/ Scott D. Krase		By:	/s/ Scott D. Krase

	Name:	Scott D. Krase		Name:	Scott D. Krase
	Title:	Authorized Person		Title:	Authorized Person

OAK HILL CREDIT PARTNERS IV, LIMITED			OAK HILL CREDIT PARTNERS V, LIMITED

By: Oak Hill CLO Management IV, LLC			By: Oak Hill Advisors, L.P.
As Investment Manager			As Portfolio Manager

By:	/s/ Scott D. Krase		By:	/s/ Scott D. Krase

	Name:	Scott D. Krase		Name:	Scott D. Krase
	Title:	Authorized Person		Title:	Authorized Person

FUTURE FUND BOARD OF GUARDIANS			OREGON PUBLIC EMPLOYEES RETIREMENT FUND

By: Oak Hill Advisors, L.P.			By: Oak Hill Advisors, L.P.
As its Investment Advisor			as Investment Manager

By:	/s/ Scott D. Krase		By:	/s/ Scott D. Krase

	Name:	Scott D. Krase		Name:	Scott D. Krase
	Title:	Authorized Person		Title:	Authorized Person

OHA FINLANDIA CREDIT FUND			OHA PARK AVENUE CLO I, LTD

By:	/s/ Stott D. Krase		By: Oak Hill Advisors, L.P.

	Name:	Stott D. Krase	As Investment Manager
	Title:	Authorized Person
			By:	/s/ Scott D. Krase

				Name:	Scott D. Krase
				Title:	Authorized Person
Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

OCTAGON INVESTMENT PARTNERS V, LTD.
By:	Octagon Credit Investors, LLC as Portfolio Manager

OCTAGON INVESTMENT PARTNERS VI, LTD.
By:	Octagon Credit Investors, LLC as collateral manager

OCTAGON INVESTMENT PARTNERS VII, LTD.
By:	Octagon Credit Investors, LLC as collateral manager

OCTAGON INVESTMENT PARTNERS VIII, LTD.
By:	Octagon Credit Investors, LLC as collateral manager

OCTAGON INVESTMENT PARTNERS IX, LTD.
By:	Octagon Credit Investors, LLC as Manager

OCTAGON INVESTMENT PARTNERS X, LTD.
By:	Octagon Credit Investors, LLC as Collateral Manager

OCTAGON INVESTMENT PARTNERS XI, LTD.
By:	Octagon Credit Investors, LLC as Collateral Manager

HAMLET II, LTD.
By:	Octagon Credit Investors, LLC as Portfolio Manager

US BANK N.A., Solely as trustee of the DOLL Trust (for Qualified Institutional Investors only), (and not in its individual capacity)
By:	Octagon Credit Investors, LLC as Portfolio Manager

By:	/s/ Margarel B. Harvey
	Name:	Margarel B. Harvey
	Title:	Senior Director
Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

Olympic CLO I [insert name of institution]
By:	/s/ John M. Casparian
	Name:	John M. Casparian
	Title:	Co-President

Whitney CLO I [insert name of institution]
By:	/s/ John M. Casparian
	Name:	John M. Casparian
	Title:	Co-President

Sierra CLO II [insert name of institution]
By:	/s/ John M. Casparian
	Name:	John M. Casparian
	Title:	Co-President

Shasta CLO I [insert name of institution]
By:	/s/ John M. Casparian
	Name:	John M. Casparian
	Title:	Co-President

San Gabriel CLO I [insert name of institution]
By:	/s/ John M. Casparian
	Name:	John M. Casparian
	Title:	Co-President

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

One Wall Street CLO II LTD
By:	/s/ RONALD M. GROBECK
	Name:	RONALD M. GROBECK
	Title:	MANAGING DIRECTOR

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

OWS CLO I LTD
By:	/s/ RONALD M. GROBECK
	Name:	RONALD M. GROBECK
	Title:	MANAGING DIRECTOR

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

PARK AVENUE LOAN TRUST
By: TCW Asset Management Company, as Agent

By:	/s/ EDISON HWANG
EDISON HWANG
VICE PRESIDENT

By:	/s/ JOSHUA GRUMER
JOSHUA GRUMER
VICE PRESIDENT

Graphic Packaging International, Inc.
Amendment No. 3 Credit Agreement
Signature Page

PIMCO Cayman Bank Loan Fund
By:	Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Arthur Y.D. Ong
Executive Vice President

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

Pioneer Bond VCT Portfolio
Pioneer Short Term Income Fund
Pioneer Floating Rate Fund
Pioneer Diversified High Income Trust
Pioneer Strategic Income Fund
Pioneer Institutional Solutions — Credit Opportunities
Pioneer Floating Rate Trust
Pioneer Bond Fund

By:	Pioneer Investment Management, Inc., As advisor to each of the lenders above

By:	/s/ Margaret C. Begley
	Name:	Margaret C. Begley
	Title:	Assistant Secretary and Associate General Counsel

Stichting Pensioenfonds Medische Specialisten Montpelier Investments Holdings Ltd. Stichting Pensioenfonds voor Huisartsen
By:	Pioneer Institutional Asset Management, Inc., As advisor to each of the lenders above

By:	/s/ Margaret C. Begley
	Name:	Margaret C. Begley
	Title:	Assistant Secretary and Associate General Counsel

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

Portola CLO, Ltd.
By:	Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Arthur Y.D. Ong
Executive Vice President

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

PPM Grayhawk CLO, LTD.
By:	/s/ Chris Kappas
Chris Kappas
Managing Director

Prospect Park CDO Ltd.
By:	Blackstone Debt Advisors L.P. as Collateral Manager

By:	/s/ Dean T. Criares
	Name:	Dean T. Criares
	Title:	Authorized Signatory

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

Prospero CLO I B.V.
By:	/s/ RONALD M. GROBECK
	Name:	RONALD M. GROBECK
	Title:	MANAGING DIRECTOR

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

Prospero CLO II B.V.
By:	/s/ RONALD M. GROBECK
	Name:	RONALD M. GROBECK
	Title:	MANAGING DIRECTOR

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

QUALCOMM Global Trading, Inc.
By: Morgan Stanley Investment Management Inc. as Investment Manager

By:	/s/ RYAN KOMMERS
	Name:	RYAN KOMMERS
	Title:	Vice President

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

Sankaty Advisors, LLC as Collateral Manager for Race Point II CLO, Limited, as Term Lender
By:	/s/ Alan K. Halfenger
	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer Assistant Secretary

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

Sankaty Advisors, LLC as Collateral Manager for Race Point III CLO, Limited, as Term Lender
By:	/s/ Alan K. Halfenger
	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer Assistant Secretary

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

Race Point IV CLO, Ltd
By:	Sankaty Advisors, LLC
as Collateral Manager

By:	/s/ Alan K. Halfenger
	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer Assistant Secretary

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

Rampart CLO 2006-1 Ltd. By Stone Tower Debt Advisors LLC As Its Collateral Manager
By:	/s/ Michael W. DelPercio
	Name:	Michael W. DelPercio
	Title:	Authorized Signatory

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

Rampart CLO 2007 Ltd. By Stone Tower Debt Advisors LLC As Its Collateral Manager
By:	/s/ Michael W. DelPercio
	Name:	Michael W. DelPercio
	Title:	Authorized Signatory

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

REGREGATTA FUNDING LTD.
By: Citi Alternative Investments LLC, attorney-in-fact

By:	/s/ Roger Yee
	Name:	Roger Yee
	Title:	VP

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

RIVERSIDE PARK CLO LTD.
By: GSO / Blackstone Debt Funds Management LLC
as Collateral Manager

By:	/s/ Daniel H. Smith
	Name:	Daniel H. Smith
	Title:	Authorized Signatory

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

RiverSource Bond Series, Inc. - RiverSource Floating Rate Fund
By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Assistant Vice President

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

RiverSource Life Insurance Company
By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Assistant Vice President

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

RiverSource Strategic Allocation Series, Inc. — RiverSource Strategic Income Allocation Fund
By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Assistant Vice President

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

ROSEDALE CLO II LTD.
By:	Princeton Advisory Group, Inc. the Collateral Manager

By:	/s/ Troy Isaksen
	Name:	Troy Isaksen
	Title:	Sr. Credit Analyst

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

ROSEDALE CLO LTD.
By:	Princeton Advisory Group, Inc. the collateral Manager

By:	/s/ Troy Isaksen
	Name:	Troy Isaksen
	Title:	Sr. Credit Analyst

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

San Francisco City and County Employees’ Retirement System
By:	/s/ Beth Semmel
	Name:	Beth Semmel
	Title:	Portfolio Manager

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

San Joaquin County Employees’ Retirement Association
By:	/s/ Beth Semmel
	Name:	Beth Semmel
	Title:	Portfolio Manager

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

SERVES 2006-1 LTD.
By:	/s/ Chris Kappas
Chris Kappas
Managing Director

8

[insert name of institution]

SFR, LTD.
By:	Four Corners Capital Management, LLC As Collateral Manager

/s/ John Heitkemper
John Heitkemper
Vice President

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

Southport CLO, Limited
By:	Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y. D. Ong
Arthur Y. D. Ong
Executive Vice President

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

SSS Funding II By: Sankaty Advisors, LLC as Collateral Manager
By:	/s/ Alan K. Halfenger
	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer Assistant Secretary

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

Stone Harbor Leveraged Loan Portfolio
By:	/s/ Beth Semmel
	Name:	Beth Semmel
	Title:	Portfolio Manager

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

Stone Harbor Sterling Core Plus Bond Fund
By:	/s/ Beth Semmel
	Name:	Beth Semmel
	Title:	Portfolio Manager

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

Stone Tower CDO Ltd. By Stone Tower Debt Advisors LLC As Its Collateral Manager
By:	/s/ Michael W. DelPercio
	Name:	Michael W. DelPercio
	Title:	Authorized Signatory

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

Stone Tower CLO III Ltd. By Stone Tower Debt Advisors LLC As Its Collateral Manager
By:	/s/ Michael W. DelPercio
	Name:	Michael W. DelPercio
	Title:	Authorized Signatory

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

Stone Tower CLO IV Ltd. By Stone Tower Debt Advisors LLC As Its Collateral Manager
By:	/s/ Michael W. DelPercio
	Name:	Michael W. DelPercio
	Title:	Authorized Signatory

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

Stone Tower CLO V Ltd. By Stone Tower Debt Advisors LLC As Its Collateral Manager
By:	/s/ Michael W. DelPercio
	Name:	Michael W. DelPercio
	Title:	Authorized Signatory

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

Stone Tower CLO VI Ltd. By Stone Tower Debt Advisors LLC As Its Collateral Manager
By:	/s/ Michael W. DelPercio
	Name:	Michael W. DelPercio
	Title:	Authorized Signatory

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

Stone Tower CLO VII Ltd. By Stone Tower Debt Advisors LLC As Its Collateral Manager
By:	/s/ Michael W. DelPercio
	Name:	Michael W. DelPercio
	Title:	Authorized Signatory

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

Stoney Lane Funding I Ltd.,
By:	HillMark Capital Management, L.P.,
as Collateral Manager, as Lender

By:	/s/ Hillel Weinberger
	Name:	Hillel Weinberger
	Title:	Chairman

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

The Sumitomo Trust and Banking Co., Ltd. New York Branch

[insert name of institution]

By:	/s/ FRANCES E. WYNNE
	Name:	FRANCES E. WYNNE
	Title:	SENIOR DIRECTOR

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

Sun Life Assurance Company of Canada (US)
By:	GSO CP Holdings LP as Sub-Advisor

By:	/s/ Daniel H. Smith
	Name:	Daniel H. Smith
	Title:	Authorized Signatory

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

SUNTRUST BANK
By:	Bradley J. Staples
	Name:	Bradley J. Staples
	Title:	Managing Director

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

TCW Senior Secured Floating Rate Loan Fund, L.P.
By: TCW Asset Management Company as its Investment

By:	/s/ EDISON HWANG
EDISON HWANG
VICE PRESIDENT

By:	/s/ JOSHUA GRUMER
JOSHUA GRUMER
VICE PRESIDENT

Graphic Packaging International, Inc.
Amendment No. 3 Credit Agreement
Signature Page

TCW Senior Secured Loan Fund, LP
By: TCW Asset Management Company, as its Investment Advisor

By:	/s/ EDISON HWANG
EDISON HWANG
VICE PRESIDENT

By:	/s/ JOSHUA GRUMER
JOSHUA GRUMER
VICE PRESIDENT

Graphic Packaging International, Inc.
Amendment No. 3 Credit Agreement
Signature Page

THRIVENT FINANCIAL FOR LUTHERANS
By:	/s/ Conrad Smith
	Name:	Conrad Smith
	Title:	Authorized Signer

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

Toronto Dominion (New York) LLC
By:	/s/ BEBI YASIN
	Name:	BEBI YASIN
	Title:	AUTHORIZED SIGNATORY

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

TRIBECA PARK CLO LTD.
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Daniel H. Smith
	Name:	Daniel H. Smith
	Title:	Authorized Signatory

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

UBS (UK) Pension and Life Assurance Scheme
By:	/s/ Beth Semmel
	Name:	Beth Semmel
	Title:	Portfolio Manager

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

UNION SQUARE CDO LTD.
By: Blackstone Debt Advisors L.P. as Collateral Manager

By:	/s/ Dean T. Criares
	Name:	Dean T. Criares
	Title:	Authorized Signatory

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

U.S. CAPITAL FUNDING V, LTD.
By:	StoneCastle Advisors, LLC,
its attorney-in-fact

By:	/s/ Matthew Mayers
	Name:	Matthew Mayers
	Title:	Secretary

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

U.S. CAPITAL FUNDING VI, LTD.
By:	StoneCastle Advisors, LLC,
its attorney-in-fact

By:	/s/ Matthew Mayers
	Name:	Matthew Mayers
	Title:	Secretary

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

VAN KAMPEN Dynamic Credit Opportunities Fund By: Van Kampen Asset Management
By:	/s/ RYAN KOMMERS
	Name:	RYAN KOMMERS
	Title:	Vice President

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

VAN KAMPEN SENIOR INCOME TRUST By: Van Kampen Asset Management

By:	/s/ RYAN KOMMERS
	Name:	RYAN KOMMERS
	Title:	Vice President

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

VAN KAMPEN SENIOR LOAN FUND By: Van Kampen Asset Management
By:	/s/ RYAN KOMMERS
	Name:	RYAN KOMMERS
	Title:	Vice President

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

VELOCITY CLO LTD.
By:	TCW Asset Management Company, as Collateral Manager
By:	/s/ EDISON HWANG
EDISON HWANG
VICE PRESIDENT

By:	/s/ JOSHUA GRUMER
JOSHUA GRUMER
VICE PRESIDENT

Graphic Packaging International, Inc.
Amendment No. 3 Credit Agreement
Signature Page

Veritas CLO I, LTD
By:	/s/ RONALD M. GROBECK
	Name:	RONALD M. GROBECK
	Title:	MANAGING DIRECTOR

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

Veritas CLO II, LTD
By:	/s/ RONALD M. GROBECK
	Name:	RONALD M. GROBECK
	Title:	MANAGING DIRECTOR

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

Victoria Court CBNA Loan Funding LLC
By:	/s/ Adam Kaiser
	Name:	Adam Kaiser
	Title:	ATTORNEY-IN-FACT

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

VITESSE CLO LTD.
By:	TCW Asset Management Company as its Portfolio Manager

By:	/s/ EDISON HWANG
	Name:	EDISON HWANG
	Title:	VICE PRESIDENT

By:	/s/ JOSHUA GRUMER
	Name:	JOSHUA GRUMER
	Title:	VICE PRESIDENT

Graphic Packaging International, Inc.
Amendment No. 3 Credit Agreement
Signature Page

The Wallace H. Coulter Foundation
By:	/s/ Beth Semmel
	Name:	Beth Semmel
	Title:	Portfolio Manager

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

WEST BEND MUTUAL INSURANCE COMPANY
By: TCW Asset Management Company, as its Investment Advisor

By:	/s/ EDISON HWANG
EDISON HWANG
VICE PRESIDENT

By:	/s/ JOSHUA GRUMER
JOSHUA GRUMER
VICE PRESIDENT

Graphic Packaging International, Inc.
Amendment No. 3 Credit Agreement
Signature Page

Western Asset Management Company acting as Investment Manager and Agent on behalf of:

 Virginia Retirement System
 Bill and Melinda Gates Foundation
 Western Asset Floating Rate High Income Fund, LLC
 Advanced Series Trust — AST Western Asset Core
 Plus Bond Portfolio
 California State Teachers’ Retirement System
 John Hancock Trust Floating Rate Income Trust
 John Hancock Fund II Floating Rate Income Fund
 MT. WILSON CLO, LTD.
 MT. WILSON CLO II, LTD.
 VRS Bank Loan Portfolio
 State Retirement and Pension System of Maryland

By:	/s/ Donna Thomas Sapp
	Name:	Donna Thomas Sapp
	Title:	Authorized Signatory

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

WG HORIZONS CLO I
By:	West Gate Horizons Advisors LLC, as Investment Manager

By:	/s/ Robert Cohen
	Name:	Robert Cohen
	Title:	Senior Credit Analyst

OCEAN TRAILS CLO I
By:	West Gate Horizons Advisors LLC, as Investment Manager

By:	/s/ Robert Cohen
	Name:	Robert Cohen
	Title:	Senior Credit Analyst

OCEAN TRAILS CLO II
By:	West Gate Horizons Advisors LLC, as Investment Manager

By:	/s/ Robert Cohen
	Name:	Robert Cohen
	Title:	Senior Credit Analyst

OCEAN TRAILS CLO III
By:	West Gate Horizons Advisors LLC, as Manager

By:	/s/ Robert Cohen
	Name:	Robert Cohen
	Title:	Senior Credit Analyst

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

WhiteHorse IV, Ltd.
By	WhiteHorse Capital Partners, L.P. As collateral manager
By WhiteRock Asset Advisor, LLC, its G.P.

By:	/s/ Jay Carvell
	Name:	Jay Carvell, CFA
	Title:	Portfolio Manager

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

Trimaran CLO IV Ltd
By Trimaran Advisors, L.L.C.

By:	/s/ Dominick J. Mazzitelli
	Name:	Dominick J. Mazzitelli
	Title:	Managing Director

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

Trimaran CLO V Ltd
By Trimaran Advisors, L.L.C.

By:	/s/ Dominick J. Mazzitelli
	Name:	Dominick J. Mazzitelli
	Title:	Managing Director

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

Trimaran CLO VI Ltd
By Trimaran Advisors, L.L.C.

By:	/s/ Dominick J. Mazzitelli
	Name:	Dominick J. Mazzitelli
	Title:	Managing Director

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page

Trimaran CLO VII Ltd
By Trimaran Advisors, L.L.C.

By:	/s/ Dominick J. Mazzitelli
	Name:	Dominick J. Mazzitelli
	Title:	Managing Director

Graphic Packaging International, Inc.
Amendment No. 3 to Credit Agreement
Signature Page